UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 8, 2018

Spirits Time International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-151300

20-3455830

(Commission File Number)

(IRS Employer ID No.)

1661 Lakeview Circle, Ogden, UT 84403

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (801) 399-3632

(Former Name or Former Address, if Changed Since Last Report) NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Table of Contents

     Item No.

Page

 Item 1.01  Entry into a Material Definitive Agreement                                                                 5

     Item 2.01  Completion of Acquisition of Assets                                                                            6

Background

Loan Transaction

Name Change

Description of Business

Where You Can Find More Information

Risk Factors

     Item 2.02  Results of Operations and Financial Condition                                                            16

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Securities Ownership of Certain Beneficial Owners and Management                                          21

Directors, Executive Officers, Promoters and Control Persons                                                     22

Executive Compensation                                                                                                            24

Certain Relationships and Related Transactions                                                                           25

Market Price of and Dividends on Common Equity and Related Stockholders Matters                   26

Description of Securities                                                                                                            26

Legal Proceedings                                                                                                                     29

Indemnification of Officers and Directors                                                                                    30

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an

Off-Balance Sheet Arrangement of a Registrant

     Item 3.02  Unregistered Sales of Equity Securities                                                                       30

     Item 5.01  Changes in Control of the Registrant                                                                           31

U

     Item 5.06  Change in Shell Company Status                                                                                 32

     Item 9.01  Financial Statements and Exhibits                                                                                32

2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report (the “Report”) contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” and “ Management’s Discussion and Analysis of Financial Condition and Plan of Operations ,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation:

●	Market acceptance of our products;

●	Competition from existing products or new products that may emerge;

●	The implementation of our recently adopted business model and strategic plans for our business and our products;

●	Estimates of our future revenue, expenses, capital requirements and our need for financing;

●	Our financial performance;

●	Current and future government regulations;

●	Developments relating to our competitors; and

●	Other risks and uncertainties

Under our recently adopted business plan, we now operate in the beverage industry, a very competitive and rapidly changing environment, and new risks emerge from time to time. As a result, it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks,

                                                3

uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results, or the timing thereof, could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements included in this report speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this report to conform these statements to actual results or to changes in our expectations.

EXPLANATORY NOTE

Spirits Time International, Inc. (the “Company”) was incorporated on October 18, 2005 under the laws of the State of Nevada.  The Company was formed under the name of Sears Oil and Gas Corporation but effective October 22, 2018, our name was changed to Spirits Time International, Inc. to reflect our new business direction.

At the time the Company was organized, its principal business objective was to take advantage of the many and varied opportunities presented within the oil and gas industry. The Company became a public reporting company by filing a Form S-1 Registration Statement with the SEC that was declared effective July 25, 2008.  The Company intended to exploit multiple revenue streams throughout the natural resources industry, including oil, gas and mining areas. However, after various failed efforts, the principals sold controlling interest in the Company.   Prior to the Asset Acquisition (as defined below), we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended).  As a result of the Asset Acquisition, we have ceased to be a “shell company” and will commence operations in the beverage industry (initially in the tequila beverage industry).

On September 28, 2018, we completed and closed upon an Asset Acquisition Transaction and a Loan Transaction pursuant to which we intend to engage in the business of marketing tequila products under the brand name of Tequila Alebrijes.  We acquired the Tequila Alebrijes brand name, trademark and certain other assets from Human Brands International, Inc., a Nevada corporation (“Human Brands”).  We also closed on a loan transaction whereby we borrowed $300,000 from Auctus Fund, LLC.

We issued 3,500,000 shares of our common stock to Human Brands and paid Human Brands $50,000 for the brand name, trademark and other acquired assets.   We did not acquire any ongoing operation of Human Brands.  We did not merge with or acquire an equity interest in Human Brands.  We made no changes in our officers or directors.  No officer, director or employee of Human Brands is an officer or director of the Company.  We did not change our accounting firm or our transfer agent as a result of the completion of the Asset Acquisition.  We did not hire any employee of Human Brands.  The transaction was essentially the acquisition of certain rights to distribute, rights to use a brand and a limited amount of inventory.

We intend to look for other beverage brand acquisition transactions in the future.

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following Items in Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement

                                                 4

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 2.02 Item 2.03	Results of Operations and Financial Condition Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

 Item 5.01  Change of Control of Registrant

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.06	Change in Shell Company Status

Item 9.01	Financial Statements and Exhibits

Item 1.01

Entry into a Material Definitive Agreement.

Since September 13, 2018, we have entered into various material definitive agreements.  We have filed Form 8-K’s that described such agreements and such Form 8-K’s had such agreements attached as exhibits. The descriptions of such agreements, as set forth in such Form 8-K’s, is incorporated herein by reference.  The information contained in Item 2.01 below relating to such agreements described therein is also incorporated in this Item 1.01 by reference.

We filed a Form 8-K with the Securities and Exchange Commission on September 17, 2018 to report on the execution of an Asset Purchase Agreement transaction with Human Brands. A copy of the Asset Purchase Agreement was attached as an exhibit to such Form 8-K.

We filed a Form 8-K on October 2, 2018 to report on the closing of such Asset Acquisition.  Such acquisition is further described below.

We filed a Form 8-K on September 28, 2018 to report on a loan transaction.  A copy of each of the Loan Transaction documents were filed as exhibits to such  Form 8-K. Such Loan Transaction is further described below.

Effective October 29, 2018, Spirits Time International, Inc., entered into a Tequila Alebrijes Brand Management Agreement (“Brand Management Agreement”) with CapCity Beverage, LLC (“CCB”) for the Brand Tequila Alebrijes (“Brand”).  Pursuant to the Agreement, CCB  has been appointed as a Brand Manager of our Tequila Alebrijes Brand. CCB  will perform certain services for Spirits Time International, Inc. in connection with the planning, launch, creation, branding, market research, advertising, marketing, consulting, creative and/or digital services and sales for the Brand, our Tequila Alebrijes product.  A copy of the Brand Management Agreement was filed as an exhibit to a Form 8-K filed November 1, 2018 and can be obtained on the SEC EDGAR Website

                                                 5

Item 2.01

Completion of Acquisition of Assets.

BACKGROUND

On September 17, 2018, we filed a Form 8-K to disclose that on September 13, 2018, we had entered into an Asset Purchase Agreement ("Agreement) with Human Brands International, Inc., a Nevada corporation ("Human Brands").  Pursuant to the Agreement, we agreed to acquire from Human Brands certain assets of Human Brands (the “Assets”) in exchange for 3,500,000 shares of common stock of the Company and $50,000 in cash (the "Acquisition").   The acquisition transaction was completed on September 28, 2018 and the shares were issued and delivered and the cash portion of the purchase price was paid on that date.  The Assets acquired are certain “Tequila Alebrijes Products and Property Rights”.  The total acquisition purchase price is valued as follows:

Agreed Upon Value of purchased Assets                                                     $5,450,000

Cash portion of purchase price

      $    50,000

Stock portion of Purchase Price

      $5,400,000

We did not acquire any ongoing operation of Human Brands.  We did not merge with or acquire an equity interest in Human Brands.  We made no changes in our officers or directors.  We did not hire any employee of Human Brands.  The transaction was essentially the acquisition of certain rights to distribute, rights to use a brand and a limited amount of inventory.

“Tequila Alebrijes Products and Property Rights” means collectively, the intangible legal rights of Human Brands pertaining to: (a) rights associated with the Product known as Tequila Alebrijes including but not limited to Tequila Alebrijes Blanco, Reposado, and Añejo. Also including but not limited to, any and all related products or extension of that product including other related Tequila Blends and formulas from the same or other related supplier as well as physical extensions of the Tequila Alebrijes Brand in the form of logos, trademarks, marketing material and related copyrights, copyright applications and copyright registrations and moral rights, trademarks, service marks, logos, trade dress, trade names and service names and all goodwill associated therewith; (b) rights related to the protections of trade secrets and confidential information, including, but not limited to, rights in industrial property, vendor lists and all associated information and other confidential or proprietary information; (c) industrial design rights; and (d) any rights analogous to those set forth in the preceding clauses and any other proprietary rights relating to intangible property, including, but not limited to, any applications, registrations or recordings in connection with the foregoing.   Human Brands also granted to the Company the exclusive rights to sell directly or distribute the Assets on a worldwide basis including any product Extension of the Assets.

The Assets include any and all product line extensions. The Acquired Assets include but are not limited to the following:

•

Trade Mark Design

•

Packaging Design

•

Formulas for Production of Tequila Alebrijes

•

Finished Tequila Alebrijes Product of not less than 11,000 Mixed 750

ML bottles to be shipped to third parties as designated by the Company

•

All Tequila Alebrijes Rights for Worldwide Use

•

All Tequila Alebrijes Extensions for Worldwide Use

•

The exclusive rights to sell the assets directly by the Company or through designated distributors or brand managers worldwide

6

The Asset Purchase Agreement was filed as an exhibit to the Current Report on Form 8-K that was filed on September 17, 2018.

LOAN TRANSACTION

On September 24, 2018, we entered into a Securities Purchase Agreement, dated as of September 24, 2018 (the "Auctus Securities Purchase Agreement"), under which we sold a Senior Secured Convertible Promissory note in an aggregate principal amount of $300,000.00 (the "Auctus Note") to Auctus Fund, LLC ("Auctus") (the “Loan Transaction”).  On September 28, 2018, we filed a Form 8-K to report on the Loan Transaction (the “Loan Transaction Form 8-K”).

The principal amount of the Note accrues interest at the rate of 10% per annum. The Note calls for default interest at the rate of 24% per annum.  The net proceeds of the sale of the Auctus Note, after deducting the expenses payable by the Company, were approximately $276,000 of which $50,000 was used by the Company in connection with the purchase of certain assets from Human Brands.

A copy of the Auctus Securities Purchase Agreement, the Auctus Note, the Auctus Warrant Agreement, the Auctus Registration Rights Agreement and the Security Agreement are attached to the Loan Transaction Form 8-K and are incorporated by reference herein. The foregoing description of the Auctus Securities Purchase Agreement, the Auctus Note, the Auctus Warrant, the Auctus Registration Rights Agreement and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the Auctus Securities Purchase Agreement, the Auctus Note, the Auctus Warrant, the Auctus Registration Rights Agreement and the Security Agreement.

Security.  The Auctus Note is secured by all of the assets of the Company.

Conversion into Shares.  Auctus has the option to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the Auctus Note into shares of the Company's common stock at the Auctus Conversion Price.  Any amounts due and payable to Auctus under the terms of the Auctus Note, including any payment on an event of default, default interest, or agreed upon liquidated damages may, at Auctus' option, be converted into shares of common stock of the Company at the Auctus Conversion Price.

Events of Default.   Those events that are Events of Default are described in the Auctus Note and the Loan Transaction Form 8-K

Prepayment. The Company has the right to prepay the Auctus Note at any time until the 364th calendar day after the issue date of the Auctus Note.   The terms of repayment are described in the Auctus Note and the Loan Transaction Form 8-K

Registration of Shares underlying the Note. The Company is obligated to register shares issuable upon conversion of the Auctus Note under the Securities Act. The Company offered and sold the Auctus Note to Auctus in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Warrant.  As additional consideration for Auctus entering into the Auctus Securities Purchase Agreement, the Company has issued a Warrant to Auctus to purchase 42,857 shares of the Company’s common stock exercisable at $3.50 per share.  The Warrant exercise price is subject to reduction based upon anti-dilution and other provisions. The Warrant is exercisable for a period of five years. The Warrant Shares are subject to certain registration rights

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No Broker Fees or Finder Fees Paid.

No broker’s fees or finder’s fees were paid or given by the Company in connection with the Asset Purchase Transaction or the Loan transaction.

Form 10 Information

Prior to the  acquisition of the Tequila Alebrijes Brand and related assets, we had no operations. We were deemed a “shell company,” as defined in Rule 12b-2 of the Exchange Act.  Immediately following the purchase of the Tequila Alebrijes brand and inventory the commercialization of such assets became our business. Through the purchase of the Tequila Alebrijes Brand from Human Brands and our Brand Management Agreement with CCB we have now begun the business of building a portfolio of alcoholic and non-alcoholic beverages.

We have changed our name to identify with that industry and we have entered into a Brand Management Agreement for our Tequila Alebrijes brand.

With the resulting change in our business, we are voluntarily providing the information as is required pursuant to Item 2.01(f) of Form 8-K as if we were filing a general form for registration of securities on Form 10 under the Exchange Act for our Common Stock, which is the only class of our securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Share Exchange. We believe this information satisfies the conditions contained in Rule 144(i)(2) of the Securities Act of 1933, as amended.

NAME CHANGE

Effective October 22, 2018, we changed our name from Sears Oil and Gas Corporation to Spirits Time International, Inc.  Our name change did not affect the rights of our stockholders. Effective as of October 29, 2018, our common stock began being quoted on the OTC Markets Group, Inc.’s OTC Pink tier under our new name.  Our trading symbol remains as “SRSG”.  Copies of our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws were filed as exhibits to a Form 8-K filed October 31, 2018 and can be obtained on the SEC EDGAR Website. Our new CUSIP number is 84861Y107.  Our current stockholders do not need to exchange their current stock certificates, as the stock certificates reflecting our prior corporate name will continue to be valid.

DESCRIPTION OF BUSINESS

Prior to the Asset Acquisition transaction, we were a shell company with no substantive operations. The purpose of the Company was to seek and investigate potential assets, properties or businesses to acquire while complying with the periodic reporting requirements of the Exchange Act for so long as we are subject to those requirements.

We have developed a business plan to obtain rights to develop a portfolio of beverage (alcoholic and non-alcoholic) product brands and to distribute and market beverage products nationally and internationally. Our first brand is the “Tequila Alebrijes” brand of tequila.  We have obtained the trademark for this brand and the rights to market and distribute Tequila Alebrijes products.  We have also acquired an inventory of  approximately 12,000 bottles of tequila as further described below. We do not intend to produce beverage products but rather we intend to acquire brand and marketing rights for beverage products and thereafter commercialize our products either directly by selling to retailers and point of sale locations or through brand management agreements and/or distribution agreements with other companies involved in the beverage distribution business.

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Acquisition of Assets

On September 13, 2018 we entered into an Asset Purchase Agreement to purchase assets from Human Brands, as described in Item 2.01 above.

The Company’s Newly Adopted Business Plan - General

Our new business plan is to engage in the business of acquiring rights to market non-alcoholic and alcoholic beverage brands. As described above, our first acquisition was the Tequila Alebrijes” brand of tequila. Currently, that is our only product brand.

Demand for premium distilled spirits brands is driving growth and transforming the distilled spirits industry driven by several key trends including, an increasingly global market for alcoholic beverages, better and more well defined channels of distribution, an international and domestic rise of cocktail culture, the growing popularity for distilled spirits, a greater desire among consumers wanting to know more about the history and production methods behind what they drink, an increase in the willingness of consumers to enjoy experimenting and trying new brands, categories and styles of alcoholic beverages, the identifiable industry trend showing increasing demand for a broader variety and new brands at the point of sale; and a higher level of appreciation of quality over quantity, with premium and above offerings gaining market share.

Amidst the background where industry leading producers are shifting more emphasis on premium brand offerings, an emerging wave of small craft distillers is capturing an increasing market share. As the craft boom continues, we anticipate that larger brands will increase their emphasis on craft qualities and will look to emerging brands gaining consumer support as acquisition candidates.

We intend, subject to adequate financing, to build a portfolio of beverage brands of non-alcoholic and alcoholic beverages. We anticipate that we may be able to use our securities to acquire interests in additional beverage brands and as incentive for brand managers and other product distributors.

We have entered into a brand management agreement with CCB.  CCB is an affiliate of Human Brands which has been active in developing, distributing and promoting premium spirits brands since 2012.  Our brand management agreement calls for CCB to utilize its import and export licenses to bring the Tequila Alebrijes inventory into the U.S. from Mexico and also ship the product to other countries around the world.

The first phase of our commercialization of the Tequila Alebrijes will be commenced through our Brand Management Agreement with CCB  and will require us to initially expend approximately $65,000.00 in capital and will take an estimated three to six months.

CCB  has commenced distribution efforts in South Florida by selling Tequila Alebrijes product at a bar located in the BB&T Center (home to National Hockey League team the Florida Panthers).  Human Brands has an agreement to run all of the front end operations at this bar.  Human Brands will determine the beverages brands that are sold at the bar, including Tequila Alebrijes and will run all of the marketing, promotions, tastings, and other front end operations in this bar.  Tequila Alebrijes will be the main brand sponsor of the bar.  A sponsorship payment was made to the BB&T Center for this sponsorship right.  The BB&T Center runs all of the back-end bar operations (including purchase of inventory, management of inventory, sales and other back-end operations). There are two other bars at the BB &T Center that are not part of this sponsorship.

We anticipate we will be required to provide additional capital to market products under the CCB Brand Management Agreement.

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Ultimate Business Goal

One of our ultimate business goals is to develop critical mass and a diverse portfolio of distilled spirits and non-alcoholic brands so as to make us an attractive acquisition target or an attractive partner for other companies in the alcoholic beverage industry.

To achieve this goal, we plan on developing diverse channels of distribution by building relationships with strong regional and local distributors.  To support our distributors. we plan to work with CCB, our brand manager to create marketing to support consumer awareness to develop demand at the retail level in liquor stores and bars.

Our first program directed at consumer awareness efforts is the sponsorship program at the bar at the BB &T Center referenced above.  Tequila Alebrijes will be the flagship brand featured at that location. The strategy is to create brand visibility to the 20,000 people who visit the arena on game and concert nights. We will do this through promotions, tastings, specialty cocktails, and marketing. In doing so we anticipate Tequila Alebrijes marketing efforts at this bar will create a brand awareness which will potentially lead people to ask for Alebrijes at locations outside of the arena. We intend to use this anticipated newly created demand to sell Alebrijes into bars, restaurants, hotels, and off-premise stores surrounding the arena.

Our planned operating strategy.

Our business strategy relates to our Tequila Alebrijes product and potentially other distilled spirits brands and non-alcoholic brands. We have developed a strategy to commence and build operations in the premium spirits industry.  Our strategy is as follows:

(1)

Building Our Branded Product Portfolio.  We plan to build a portfolio of distilled spirit and non-alcoholic brands through distribution agreements, acquisitions of distributors and brands, and potentially the development of our own proprietary brands.  We intend to attempt to add products in high-demand and in high-growth categories.   Our first brand acquisition, as described throughout this Form 8-K, is the acquisition of the Tequila Alebrijes brand.

(2)

Qualify for Our Own Licenses and Permits. Initially we are relying on “Brand Management Agreements” with companies that already have distributions channels and have import and export licenses and permits. In addition, we will be contracting with US domestic distributors that have permits and licenses in a large number of key states for spirits  sales. In addition, our Brand Management companies will have the logistical capability to store, ship and comply with all state and federal regulations and accounting requirements.  The Brand Manager will also be responsible for collecting and reporting on all taxes, customs compliance and shipping regulations. Our Brand Manager for our Tequila Alebrijes brand is CCB.  The CCB Brand Management Agreement is further discussed below.

(3)

Build Distribution.   If, in the future, we obtain required permits we  intend to focus on building additional distribution for Tequila Alebrijes and other brands in the U.S. and Asia, the largest beverage market and the fastest growing beverage market, respectively.

(4)

Marketing.  We bring the enjoyment of the Tequila Alebrijes experience to the customer. Key to scaling our business activities is our commitment to, and investment in innovative and effective sales and marketing campaigns, and supporting demand generated from those campaigns with sufficient inventory. Consumers want an experience and our marketing strategy is built around that.

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Our first proprietary brand, Tequila Alebrijes is a premium tequila.  Our Tequila Alebrijes product is expected to be shipped to the US in the fourth quarter of 2018.

In addition to CCB, we are discussing potential product distribution relationships with other participants in the beverage distribution industry.

Tequila Market Overview

Tequila is a distilled beverage which is made out of the blue agave plant. There exist two major categories of tequila: ‘100% agave’ and ‘Mixtos’. The term tequila is protected and may only being used on the product label if the alcoholic beverage is produced in specific regions of Mexico and contains at least 51 percent  agave.

According to Statista.com (https://www.statista.com/) the global tequila market is characterized by leading brands such as Sauza, Patrón, and El Jimador. Sauza tequila sold approximately 3.8 million 9 liter cases in 2016. Regionally, most  tequila was exported to the United States from its country of origin Mexico.

Statista.com also reported that the sales volume of the American core market showed a continuous growth since 2004 and reached an all-time high with 15.87 million 9 liter cases sold in 2016. The tequila brand Jose Cuervo commanded 22 percent of U.S. tequila volume sales in 2016. Patron and Sauza tequila also accounted for a double-digit volume share in that year.

Statista.com latest consumption statistics illustrate that over 25 million people drank tequila in the United States as of spring 2017. The total U.S. consumption of tequila amounted to nearly 16 million 9 liter cases in 2016. Broken down on a state-level, California ranked first in terms of consumption. Texas and Florida rounded off the leading three consumption states.

Current projections anticipate that the tequila market will continue to grow through at least 2022.

Description of Tequila Alebrijes

Tequila Alebrijes brand was first introduced in 2012 and has been sold in Asia, the United States and Europe.  The Brand was developed by Autentica Tequilera SA.de CV. located in Tequila, Jalisco Mexico. The Brand was acquired by Human Brands in 2018 and subsequently sold to the Company in September 2018.

The Product

Tequila Alebrijes tequila is produced in Tequila Jalisco, Mexico.  Our tequila is available in three styles:  (i) tequila blanco, (ii) tequila reposado, and (iii) tequila añejo.  Our product is offered in  750 ML bottle size and has 40% alcohol percentage.  The retail price range of our product is approximately  $33.95 to $54.95 per 750ML bottle.

Previous owners of the brand have sold product in the United States, Asia and Europe through a variety of distributors.

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Marketing and Distribution Plans and Strategy

Until, if ever, we are licensed, we intend to retain third party brand managers to import and market our products.  We have entered into a Brand Management Agreement with CCB as described below.

Brand Management Agreement

On October 29, 2018, we entered into a Tequila Alebrijes Brand Management (“Brand Management Agreement”) with CCB   for the Brand Tequila Alebrijes (“Brand”).   Pursuant to the Agreement, CCB  has been appointed as a Brand Manager of the Company’s Tequila Alebrijes Brand.   CCB  will perform certain services for the Company in connection with the planning, launch, creation, branding, market research, advertising, marketing, consulting, creative and/or digital services and sales for the Brand, the Company’s Tequila Alebrijes product and the Company. A copy of the Brand Management Agreement was attached as an Exhibit to a Form 8-K filed by the Company with the SEC on November 1, 2018,

The Company and CCB  intend to develop a quarterly and annual budget pursuant to which CapCity shall perform the agreed upon services under the Brand Management Agreement.

CCB  will coordinate with the producer of the Company’s tequila product to ship existing inventory to CCB  or to such other location as designated by CCB , to enable CCB  to fulfill purchase orders from customers.  If CCB  anticipates that additional inventory should be produced for distribution, CCB  shall discuss the inventory requirements with the Company.  The Company shall be responsible for authorizing the producer to produce additional products for sale to customers on behalf of the Company.

CCB will receive 10% of the gross revenue received from the sale of the products marketed under the Brand Management Agreement.

The Brand Management Agreement is for a term of two (2) years subject to earlier termination as set forth in the Agreement.

CCB is an affiliate of Human Brands.

The foregoing is a brief description of the material terms of the Brand Management Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Brand Management Agreement, which was filed as an exhibit to a Form 8-K filed November 1, 2018 and can be obtained on the SEC EDGAR Website.

We have been in discussions with other entities concerning brand management and distribution services and we anticipate that we will attempt to expand brand management and distribution services to other service providers.

Production and Supplier

The Tequila Alebrijes product is produced by Autentica Tequilera, SA.de.CV (the “Producer”) in Tequila Jalisco, Mexico. The Producer is not affiliated with the Company or with the Brand Manager. In addition to the inventory of approximately 12,000 bottles owned by the Company which are being stored at the Producer’s facilities, we have been informed that in addition to our inventory the Producer has the ability to continue to supply the Company with product as needed.

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Current Inventory

In connection with the acquisition of the Tequila Alebrijes brand we acquired the following inventory of Tequila Alebrijes product:

•

7,200 bottles of tequila blanco,

•

3,600 bottles of tequila reposado

•

1200 bottles of tequila añejo

The inventory is currently stored at the producer’s facilities in Tequila Jalisco, Mexico and will be shipped to the Brand Manager as needed for distribution.

Other Brands

Tequila Alebrijes is our first brand.  Subject to adequate capital, of which there can be no assurance, we intend to attempt to acquire additional distilled spirits brands and non-alcoholic beverage brands and to market and distribute other branded alcoholic and non-alcoholic beverage products.

Competition

The global distilled spirits industry, in general, and the tequila industry specifically is very competitive.  The tequila industry is comprised of both major, well financed, participants and smaller  boutique type producers or brands.  We anticipate that we will compete on the basis of product quality, brand image, innovation, price, and service in response to consumer preferences. Top selling tequila brands in the US include Jose Cuervo, Sauza, Patron, Don Julio, El Jimada and Hernitos.

We anticipate that in order to expand our portfolio of brands we will focus  on partnering with small to mid-size brands as opposed to major companies.  We intend to use our capital stock to attempt to acquire other brands or partnership arrangements with other brands.  As a result of our limited capital position and our lack of operating history in the beverage industry, we anticipate that it will be difficult to compete with these larger companies in pursuing agency distribution agreements and acquiring brands.  We plan to seek acquisitions and other transactions  with smaller  privately owned and family-owned brands, offering flexible transaction structures and providing brand owners the option to retain local production and “home” market sales. Given our size relative to our major competitors, most of which have multi-billion dollar operations, we believe that we must have greater focus on smaller brands and tailor transaction structures based on individual brand owner preferences. However, our relative capital position and resources may limit our marketing capabilities, limit our ability to expand into new markets and limit our negotiating ability with our distributors and other parties.

Intellectual Property

We anticipate that trademarks will be an important aspect of our business. We currently sell products under the Tequila Alebrijes trademark.  We anticipate that we will sell products under other trademarks as a product line increase.  We plan to either own or license such trademarks.

Protection of our intellectual property is a strategic priority for our business. We currently own one trademark, Tequila Alebrijes.  We will rely on a combination of copyright, trademark and trade secret laws, as well as confidentiality agreements, to establish and protect our proprietary rights. We do not rely on third-party licenses of intellectual property for use in our business.

                                                 13

The Tequila Alebrijes trademark was first registered on June 17, 2006 and was assigned to us by Human Brands., on September 13, 2018, pursuant to an assignment filed with the United States Patent and Trademark Office on September 25, 2018.

If our business plan is achieved, of which there can be no assurance, we anticipate that we will acquire other brands and their related trademarks, and other intellectual property.

As of the date of this Form 8-K, we had acquired one registered internet domain name, www.tequilaalebrijes.com.

Regulatory Environment

Federal, state, local, and foreign authorities regulate how we produce, store, transport, distribute, and sell our products. Some countries and local jurisdictions prohibit or restrict the marketing or sale of distilled spirits in whole or in part.

In the United States, at the federal level, the Alcohol and Tobacco Tax and Trade Bureau of the U.S. Department of the Treasury regulates the spirits and wine industry with respect to the production, blending, bottling, labeling, sales, advertising, and transportation of beverage alcohol. Similar regulatory regimes exist at the state level and in most non-U.S. jurisdictions where we sell our products. In addition, beverage alcohol products are subject to customs duties or excise taxation in many countries, including taxation at the federal, state, and local level in the United States.

Mexican authorities regulate the production and bottling of tequilas; they mandate minimum aging periods for extra anejo (three years),  anejo  (one year), and reposado  (two months) tequilas.  Other beverage products that we may eventually become involved with have their own regulatory requirements as to production, labeling and other issues.  . We intend to comply with all applicable laws and regulations.

Accordingly, in the US we are subject to the jurisdiction of the Federal Alcohol Administration Act, U.S. Customs Laws, Internal Revenue Code of 1986, and the Alcoholic Beverage Control Laws of all fifty states.

The U.S. Treasury Department’s Alcohol and Tobacco Tax and Trade Bureau regulates the production, blending, bottling, sales and advertising and transportation of alcohol products. Also, each state regulates the advertising, promotion, transportation, sale and distribution of alcohol products within its jurisdiction. We are also required to conduct business in the U.S. only with holders of licenses to import, warehouse, transport, distribute and sell spirits.

We are subject to U.S. regulations on the advertising, marketing and sale of beverage alcohol. These regulations range from a complete prohibition of the marketing of alcohol in some countries to restrictions on the advertising style, media and messages used.

Labeling of spirits is also regulated in many markets, varying from health warning labels to importer identification, alcohol strength and other consumer information. All beverage alcohol products sold in the U.S. must include warning statements related to risks of drinking beverage alcohol products.

In the U.S. control states, the state liquor commissions act in place of distributors and decide which products are to be purchased and offered for sale in their respective states. Products are selected for purchase and sale through listing procedures which are generally made available to new products only at

                                                 14

periodically scheduled listing interviews. Consumers may purchase products not selected for listings only through special orders, if at all.

The distribution of alcohol-based beverages is also subject to extensive federal and state taxation in the U.S. and internationally. Most foreign countries in which we expect to do business impose excise duties on wines and distilled spirits, although the form of such taxation varies from a simple application on units of alcohol by volume to intricate systems based on the imported or wholesale value of the product. Several countries impose additional import duty on distilled spirits, often discriminating between categories in the rate of such tariffs. Import and excise duties may have a significant effect on our sales, both through reducing the consumption of alcohol and through encouraging consumer switching into lower-taxed categories of alcohol.

We will be subject to import and export laws relating to the US and any country we either intend to sell products or import products for resell.

We will be subject to foreign laws to the extent we operated in foreign markets.

Compliance costs will be a significant factor in our business. At least initially we plan to use licensed third party Brand Management companies and licensed distributors to manage our brand and market our products.

Funding Strategy

We anticipate that in order to achieve our marketing strategy for our Tequila Alebrijes brand and acquire and market other brands, we will be required to obtain significant capital from equity and debt sources. There can be no assurance that we will be able to obtain adequate additional capital as we need it or even if it is available, that it will be on terms and conditions that are acceptable and commercially reasonable.  We anticipate that we will issue shares of our capital stock to raise additional capital, to attract third party distribution networks, attempt to acquire interests in other brands and for employee compensation.

Properties

Currently, as we are building our lines of distributions and potentially acquiring other brands, we are operating out of the business office of Mark Scharmann, our sole officer and director.  We do not anticipate that in the foreseeable future we will store products in our own facilities but will arrange for products to be shipped directly from the producer or supplier to ultimate distributor.  Accordingly, we do not anticipate that, at least in the foreseeable future we will be required to obtain warehouse facilities to store products.  As our business grows, and as we hire employees and agents, we anticipate that we will require additional office facilities.

Currently, our inventory is stored in the facilities of the producer Autentica Tequilera, SA.De.CV, in Tequila Jalisco, Mexico.  We intend for all or some of the inventory to be shipped to the US facilities of CCB, our Brand manager, or to the facilities of one of its affiliates.

Relationship With Human Brands

As described above, we acquired the Tequila Alebrijes Brand  from Human Brands for $50,000 cash and 3,500,000 shares of our common stock.  As a result of such asset acquisition, Human Brands owns approximately 52.4 % of our issued and outstanding shares of common stock.  Human Brands has granted our President, Mark Scharmann, an Irrevocable Proxy to vote 300,000 of its shares of our

                                                 15

common stock (see Item 5.01).  We anticipate that  Human Brands’  percentage ownership of the Company will decrease as we issue additional shares in the future to raise additional capital and to effect acquisitions and business partnerships.   No officer, director, shareholder, affiliate or agent of Human Brands is an officer or director of our company.

We have entered into a Brand Management Agreement with CapCity Beverage, LLC which is a wholly-owned subsidiary of Human Brands.

Employees

As of the date of this report, we have no employees. We currently rely on third parties such as our Brand Manager, CCB.   Subject to adequate financing and business needs we will retain employees, third party consultants, agents and other service providers on an as needed basis.

Legal Proceedings

We are not currently involved in any litigation. From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. To the knowledge of management, no federal, state or local governmental agency is presently contemplating any proceeding against the Company. No director, executive officer or affiliate of the Company or owner of record or beneficially of more than five percent of the Company’s common stock is a party adverse to the Company or has a material interest adverse to the Company in any proceeding.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended and we file reports, proxy statements and other information with the SEC. You may read and copy these reports, and other information at the public reference room maintained by the SEC at its Public Reference Room, located at 100 F Street, N.E. Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330. In addition, we are required to file electronic versions of those materials with the SEC through the SEC’s EDGAR system. The SEC also maintains a web site at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.

RISK FACTORS

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, we are not required to provide information required by this Item.

Item 2.02

Results of Operations and Financial Condition.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

The statements in this discussion that are not historical facts are “forward-looking statements.” The words “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “continue,” the

                                                 16

negative forms thereof, or similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements are identified by those words or expressions. Forward-looking statements by their nature involve substantial risks and uncertainties, certain of which are beyond our control. Actual results, performance or achievements may differ materially from those expressed or implied by forward-looking statements depending on a variety of important factors . We are not undertaking to update or revise any forward-looking statement, whether as a result of new information, future events or circumstances or otherwise.

Factors Affecting Financial Performance

Up through September 28, 2018, we were a shell corporation with no operations and with a business plan that was limited to attempting to find a line of business to engage in.  During the last several months we have developed a business plan to commence operations in the beverage industry, we have acquired the Tequila Alebrijes Brand and related assets as described above, we have obtained debt financing from the sale of a Secured Promissory Note as described above, and we have entered into a Brand Management Agreement for our Tequila Alebrijes Tequila line as described above. We are also in discussions with other participants in the beverage industry relating to additional commercial relations in the beverage industry.  Our historical financial statements do not provide meaningful information about our future performance in the beverage industry.  We are truly beginning operations in the beverage industry on the ground floor.

Because we are just commencing operations in the beverage industry, we have no historical operations in the beverage industry and we are not certain the exact factors that may affect our future financial performance.

We anticipate that some of such factors are listed below.  We also anticipate that we will almost immediately need additional capital to fund our business plan and operations and we understand that we may not be successful in obtaining needed capital.

We also understand that an investment in Spirits Time International, Inc. is a high risk investment and should not be made by anyone who cannot afford the complete loss of their investment.

We believe that the following factors will affect our financial performance:

Demand for our products.  We believe that the increasing demand for our distilled spirits, other beverages, and particularly tequila products, will have a positive impact on our financial position.  We plan to develop a brand management and distribution network, aimed at increasing awareness of our brand, developing customer loyalty, meeting customer demands in various markets and providing solid foundations for our continuous growth. On October 29, 2018, we entered into a Brand Management Agreement with CCB that is further described above.

Expansion of our sales network.  Although we have entered into a Brand Management agreement with CCB, we anticipate we will attempt to expand our sales network with additional brand management and/or distribution agreements.  We are currently discussing additional agreements with unaffiliated participants in the beverage distribution industry.

Maintaining effective control of our costs and expenses – Currently we  have no full time employees and intend to minimize employee overhead  and facilities costs by contracting with the parties to provide production, marketing and distribution services. As our operations develop our overhead costs will increase and will need to have available funds to pay our increasing costs.

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Economic and Political Risks

Our operations will be conducted in the US and other countries.  Initially, in additional to the United States, we anticipate that we will attempt to market products in Asia and Europe.   Accordingly, our business, financial conditions and results may be influenced by the political, economic and legal environment in such countries and by the general state of their economy.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenue and expenses during the reporting period. Critical accounting policies are those accounting policies that may be material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change, and that have a material impact on financial condition or operating performance. While we base our estimates and judgments on our experience and on various other factors that we believe to be reasonable under the circumstances, actual results may differ from these estimates under different assumptions or conditions. We believe the following critical accounting policies used in the preparation of our consolidated financial statements require significant judgments and estimates. For additional information relating to these and other accounting policies, see our consolidated financial statements included elsewhere in this Report.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenue and expenses during the reporting period. Significant estimates required to be made by management include, but are not limited to, useful lives of property, plant, and equipment, the recoverability of long-lived assets and the valuation of accounts receivable, accrued expenses and taxes payable and inventories. Actual results could differ from those estimates.

Accounts Receivable

We currently have no account receivables, but as our operations develop, we will have accounts receivable from the sale of our products. Accounts receivable will be recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible accounts, as necessary. We will review accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, we will consider many factors, including the age of the balance, the customers’ historical payment history, their current credit-worthiness and current economic trends. Accounts are written off against the allowance after efforts at collection prove unsuccessful.

Inventories

As a result of our acquisition of the Tequila Alebrijes assets, we will, in future quarters and fiscal years, have inventories.  Inventories will be stated at the lower of cost or current market value, consist of raw materials, work-in-progress, and finished goods related to the Company’s products. Cost is determined using the first in first out (“FIFO”) method. Market is the lower of replacement cost or net

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realizable value. The Company will periodically evaluate its inventory and record an inventory reserve for certain inventories that may not be saleable.

Revenue Recognition

We anticipate that the Company will recognize revenue from sales of tequila products and other beverages as our business expands. Revenue from the sale of goods is recognized when the significant risks and rewards of ownership have been transferred to the buyer, provided that we maintain neither managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold. This is usually taken as the time when the goods are delivered and the customers have accepted the goods.

Fair Value of Financial Instruments

  We anticipate that we will follow the provisions of ASC 820, “Fair Value Measurements and Disclosures.” ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The carrying value of financial instruments included in current assets and liabilities approximate their fair values because of the short-term nature of these instruments.

The results of operation and liquidity disclosure set forth below, reflect our operations and financial position at June 30, 2018, prior to the Asset Acquisition discussed above and such disclosure will not be indicative of our current business plan, our future operations and our current and future financial position.

Results of Operations

Our results of operations are stated for the period ended June 30, 2018, during which time we were a shell corporation with no operations.  As the result of the acquisition of the Tequila Alebrijes assets and a change of our business direction, our future operations will be completely different than our historical lack of operations and financial position.  Accordingly, the historical disclosure in this Section, is not material nor is it an appropriate indication of our future results of operations disclosure.

Three months June 30, 2018 compared to the three months ended June 30, 2017. For the three months ended June 30, 2018 and 2017, the Company had no revenue.  For the three months ended June 30, 2018, the Company incurred $16,182 of selling, general and administrative expenses compared to $11,518 for the three months ended June 30, 2017.  Such expenses consist primarily of legal and accounting fees as well as annual fees required to maintain the Company’s corporate status.  For the three months ended June

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30, 2018, the Company incurred $5,360 of interest expense on notes payable compared to $8,528 for the three months ended June 30, 2017.  The decrease in interest expense is mainly due to the payoff of the convertible promissory note in September of 2017.

As a result of the foregoing, the Company incurred a loss of $21,542 and $20,046, respectively, for the three months ended June 30, 2018 and 2017.

Six months June 30, 2018 compared to the six months ended June 30, 2017.  For the six months ended June 30, 2018 and 2017, the Company had no revenue.  For the six months ended June 30, 2018, the Company incurred $24,034 of selling, general and administrative expenses compared to $14,185 for the six months ended June 30, 2017.  Such expenses consist primarily of legal and accounting fees as well as annual fees required to maintain the Company’s corporate status.  For the six months ended June 30, 2018, the Company incurred $10,542 of interest expense on notes payable compared to $16,368 for the six months ended June 30, 2017.  The decrease in interest expense is mainly due to the payoff of the convertible promissory note in September of 2017.

As a result of the foregoing, the Company incurred a loss of $34,576 and $30,553, respectively, for the six months ended June 30, 2018 and 2017.

Liquidity

Our results of description of liquidity stated herein for the period ended June 30, 2018, was a date on which we were a shell corporation with no operations.  As the result of the acquisition of the Tequila Alebrijes assets and a change of our business direction, our future operations, liquidity and financial position will be completely different than our historical lack of operations, liquidity and financial position.  Accordingly, the historical disclosure in this Section, is not material nor is it an appropriate indication of our future liquidity and financial position disclosure.

As of June 30, 2018, the Company had $64 of cash and negative working capital of $268,660.  This compares with cash of $534 and negative working capital of $234,084 as of December 31, 2017.

For the six months ended June 30, 2018, the Company used cash of $12,345 in operations consisting of the loss of $34,576 which was offset by changes in accounts payable of $11,689 and changes in accrued interest due to related parties of $10,542. This compares with $8,200 used in operations for the six months ended June 30, 2017 consisting of the loss of $30,553 which was offset by changes in accounts payable of $13,611 and changes in accrued interest due to related parties of $8,742.

There were no investing activities during either the six months ended  June 30, 2018 or 2017.

For the six months ended June 30, 2018, financing activities provided $11,875 to the Company compared to $8,200 during the six months ended June 30, 2017.  These financing activities consisted of proceeds from loans payable to related parties.

As a result of the foregoing, there was a decrease of $470 in cash for the six months ended June 30, 2018 from the cash on hand as of December 31, 2017.

From the date of inception (October 18, 2005) to June 30, 2018, the Company has recorded an accumulated deficit of $614,184, most of which were expenses relating to the initial development of the Company and maintaining reporting company status with the SEC over the past 10 years.  In order to survive as a going concern, the Company will require additional capital investments or borrowed funds to meet cash flow projections and carry forward our business objectives. There can be no guarantee or assurance that we

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can raise adequate capital from outside sources to fund the proposed business. Failure to secure additional financing would result in business failure and a complete loss of any investment made into the Company.

Our ability to continue as a going concern in the next 12 months depends on our ability to obtain sources of capital to fund our continuing operations and to fund our operations in the beverage industry. As of June 30, 2018, our remaining cash balance is not sufficient to cover our current liabilities, obligations and working capital needs for the balance of 2018. We will continue to rely on loans from management and/or affiliated shareholders or we may raise additional capital through an interim financing to meet our general cash flow requirements until such time as we are able to complete the acquisition of an operating company.

In September 2018, we obtained funds from the sale of a Secured Promissory Note that is described above.  Our net proceeds from that transaction have been used to repay outstanding debt, to fund the professional fees in connection with such transaction and the Asset Acquisition Transaction, for use in our beverage operations and for working capital.  We anticipate that we will attempt to raise additional capital from the sale of our securities during the next two quarters to fund or operations.  There are no assurances, however, that we will be able raise the necessary additional capital to fund our  operations in the beverage industry.

Off-Balance Sheet Arrangements

The Company did not have any off-balance sheet arrangements that had or are reasonably likely to have a current or future effect on the Company's financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors. The term "off-balance sheet arrangement" generally means any transaction, agreement or other contractual arrangement to which an entity unconsolidated with the Company is a party, under which the Company has (i) any obligation arising under a guarantee contract, derivative instrument or variable interest; or (ii) a retained or contingent interest in assets transferred to such entity or similar arrangement that serves as credit, liquidity or market risk support for such assets.

Loan

As described above, we entered into a Loan Transaction with Auctus Fund, LLC and received net loan proceeds of approximately $276,000 of which $50,000 was used by the Company in connection with the purchase of certain assets from Human Brands.   See Item 2.01 – Loan Transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our Common Stock indicated as beneficially owned by them.

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of November 10, 2018 by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only class of voting securities), (ii) each of our directors and

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executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, the persons named in the table below had sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

Name and Address of Beneficial Owner	Amount and nature of beneficial ownership	Percentage of Class Owned	Voting Rights for Shares (3)	Percentage of Voting Rights (3)
Mark Scharmann (1) 1661 Lakeview Circle Ogden, UT 84403	3,061,553	45.82	3,361,553	52.39
Human Brands International, Inc. (2) 1351-B-U St NW Washington, DC 20009	3,500,000	52.39	3,200,000	47.90

All directors and executive officers as a group (1 person)	3,061,553	45.82	3,361,553	52.39

Total Shares Issued, Total Voting Rights	6,681,005	100.00	6,681,995	100.00

(1)

Mr. Scharmann is the sole officer and director of the Company and was the sole officer and director before the Asset Acquisition Transaction.

(2)

Human Brands was issued 3,500,000 shares of our common stock in connection with the Asset Acquisition Transaction.

(3)

Effective September 28, 2018, Human Brands International, Inc. granted a proxy for 300,000 of its shares of our common stock to our President Mark Scharmann.  The proxy is an Irrevocable Proxy Coupled with an Interest.  This Irrevocable Proxy terminates at the earlier of (i) two years from the date of the Irrevocable Proxy, or (ii) six months after that date on which there are 8,500,000 shares of the Company’s common stock issued and outstanding.  As a result of such Irrevocable Proxy, Mark Scharmann has the right to vote 3,361,553 shares of our common stock and Human Brands International, Inc. has the right to vote 3,200,000 shares of our common stock. See Item 5.01 of this Form 8-K and Exhibit 99.1 attached hereto.

DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS

Prior to the Asset Acquisition and currently after the Asset Acquisition, Mark Scharmann is the sole officer and director of the Company.

Name	Age	Positions	Dated Appointed

Mark Scharmann	60	Director, President, Secretary	3/25/2014

Mr. Scharmann is a private investor in residential real estate and private and public companies.  Mr. Scharmann became interested in investing in emerging growth companies in December 1979 while attending Weber State College. He compiled and edited a publication titled Digest of Stocks Listed on the

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Intermountain Stock Exchange (Library of Congress Cat. No. 80-82407). In 1981, he compiled and edited an industry directory called the OTC Penny Stock Digest (Library of Congress Cat. No. 80-82471). For the past several years Mr. Scharmann has also consulted with both public and privately held companies relating to management, mergers and acquisitions, debt and equity financing, capital market access, and introductions to investor relations groups. In addition to being and officer and director of the Company, Mr. Scharmann is an officer and director of Bioethics, LTD., a shell company listed on the OTC Markets under the symbol (“BOTH”). He is an officer of Roycemore Corporation, a private firm specializing in the development and acquisition of self-storage facilities. Mr. Scharmann is a co-founder of wffl.com and wasatchbasketballleague.com, both youth sports information web sites. He graduated from Weber State University, Ogden, UT in 1997 with a Bachelor of Integrated Studies Degree in Business, Psychology and Health Education.

Additional Directors

We intend to identify qualified individuals who may agree to serve as board members

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.” We currently have a sole director and he is not deemed to be an independent director under the applicable standards of the SEC and the NASDAQ stock market. As our business operations increase, we anticipate that we may appoint individual directors who are independent.

Family Relationships

Mark Scharmann is our sole officer and director and accordingly, there are no family relationships among our directors or executive officers to report.

Involvement in Certain Legal Proceedings

Mark Scharmann, our sole officer and director has not been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

●

being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

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Board Committees

The Company currently has not established any committees of the Board of Directors. Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future. We do not have a nominating committee or a nominating committee charter. Further, we do not have a policy with regard to the consideration of any director candidates recommended by security holders. To date, other than as described above, no security holders have made any such recommendations. The entire Board of Directors performs all functions that would otherwise be performed by committees. Given the present size of our board it is not practical for us to have committees. If we are able to grow our business and increase our operations, we intend to expand the size of our board and allocate responsibilities accordingly.

Audit Committee Financial Expert

We have no separate audit committee at this time.  Mark Scharmann, our sole director oversees our audits and auditing procedures.   Mr. Scharmann is not an “audit committee financial expert” within the meaning of Item 407(d)(5) of SEC regulation S-K.

Compensation Committee

We have no separate compensation committee at this time. The entire Board of Directors oversees the functions which would be performed by a compensation committee.

Code of Ethics

The Company has adopted a code of ethics.

EXECUTIVE COMPENSATION

No current or prior officer or director has received any remuneration or compensation from the Company in the past three years, nor has any member of the Company’s management been granted any option or stock appreciation right. Accordingly, no tables relating to such items have been included within this Item.  We currently, have no employees. The Company has no agreement or understanding, express or implied, with any director, officer or principal stockholder, or their affiliates or associates, regarding compensation in the form of salary, bonuses, stocks, options, warrants or any other form of remuneration, for services performed on behalf of the Company. Nor are there compensatory plans or arrangements, including payments to any officer in relation to resignation, retirement, or other termination of employment, or any change in control of the Company, or a change in the officer’s responsibilities following a change in control of the Company.

Employment Agreements

Mark Scharmann is currently our sole executive officer and he has no employment agreement with the Company.  We anticipate that we will enter into an employment agreement with Mr. Scharmann in the future. As our business operations increase, we anticipate that we will enter into employment agreements with individuals hired as employees of the Company. We anticipate that in the near future we will enter into an employment agreement with our current President and possibly others in connection with the day to day management of the Company.

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Director Compensation

We have not compensated our sole director, in his capacity as a director since his appointment as a director of the Company.  We anticipate that as our business operations increases, we will increase the size of our Board of Directors and anticipate that we will attempt to appoint outside directors to serve on the Board. We anticipate that when we appoint outside directors to our Board, we will adopt a compensation policy for such directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

Prior to the closing of the Asset Acquisition Mark Scharmann, the sole officer and director of the Company had made loans to the Company.  As of November 8, 2018, such loans were as follows:

Lender	Principal	Accrued Interest *	Terms
Mark A. Scharmann SEP IRA	$40,000.00	$22,198.33	Due on demand. Interest 12% per annum. Principal and interest convertible at $1.00 per share common stock until Note paid in full
Mark A. Scharmann	$77,396.66	$6,242.12	Due on demand. Interest 12% per annum. Not convertible

*  Calculated at November 8, 2018

Beginning August 2017, the Company entered into an oral agreement to pay the Company’s sole director $500 per month as payment for use of his personal residence as the Company’s office and mailing address.

During the quarter ended September 30, 2017, a convertible promissory note totaling $15,000 was assigned to the Company’s sole director.  The note and $63,730 in accrued interest were subsequently converted into 3,000,000 shares of common stock valued at $243,524, resulting in a loss on extinguishment of debt of $164,794.

Human Brands owns 3,500,000 shares of our common stock.

 We have entered into a Brand Management Agreement with CapCity Beverage, LLC, a wholly-owned subsidiary of Human Brands.

We currently do not have a policy in place for dealing with related party matters.

MARKET PRICE OF AND DIVIDENDS ON THE COMPANY’S COMMON STOCK AND RELATED STOCKHOLDER MATTERS

Our common stock trades on a very limited basis in the OTC Pink marketplace under the symbol “SRSG”. The OTC Pink Marketplace is a quotation service that displays real-time quotes, last-sale prices,

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and volume information in over-the-counter (“OTC”) equity securities. An OTC Pink equity security generally is any equity that is not listed or traded on a national securities exchange.

Price Range of Common Stock

There is very limited trading in the Company’s common stock.  The Company information set forth below are trading range prices found by the Company from online sources and are believed to be reliable information but because of the limited transactions, there can be no assurance that this price lists actual transactions or actual bid prices.  Our common stock is  traded on the OTC Pink Marketplace quotation service under the Symbol “SRSG”.

	High	Low
Fiscal Year 2018	Bid	Bid
First Quarter	$ NA	$ NA
Second Quarter	$4.00	$3.90
Third Quarter	$4.25	$3.00

Fiscal Year 2017	Bid		Bid
First Quarter		$4.00		$2.15
Second Quarter		$3.90		$3.00
Third Quarter	$	NA	$	NA
Fourth Quarter	$	NA	$	NA

Fiscal Year 2016	Bid	Bid
First Quarter	$1.99	$1.80
Second Quarter	$1.99	$1.80
Third Quarter	$2.09	$1.80
Fourth Quarter	$2.93	$2.10

There has been no active public market for shares of common stock of the Company. Although the Company’s shares are quoted on the OTC Pink Marketplace, the Company is aware of only a few transactions that have taken place in the previous five years. In any event, no assurance can be given that any market for the Company’s common stock will develop or be maintained.

DESCRIPTION OF SECURITIES

Common Stock.

Our authorized capital stock consists of 140,000,000 shares of common stock, with a par value of $0.001 per share and 20,000,000 shares of preferred stock, with a par value of $0.001 per share. As of the date hereof there are 6,681,005 shares of common stock issued and outstanding and no shares of preferred stock issued or outstanding.  Our preferred stock is issuable in such series and with such characteristics as determine by our Board of Directors.

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As set forth in our Articles of Incorporation, all shares of common stock have equal rights and privileges with respect to (i) one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders; (ii) to participate equally and to receive any and all such dividends as may be declared by the Board of Directors out of funds legally available therefor; and (iii) to participate pro rata in any distribution of assets available for distribution upon liquidation of the Company. Stockholders of the Company have no pre-emptive rights to acquire additional shares of common stock or any other securities. The common stock is not subject to redemption and carries no subscription or conversion rights. All outstanding shares of common stock are fully paid and non-assessable. The Articles of Incorporation may only be amended by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote. A quorum of outstanding shares for voting on an Amendment to the Articles of Incorporation shall not be met unless 51% or more of the issued and outstanding shares are present at a properly called and noticed meeting of the Stockholders.

In the event of any merger or consolidation with or into another company in connection with which shares of our common stock are converted into or exchangeable for shares of stock, other securities or property (including cash) a general or special shareholder’s meeting should be called for such purpose, wherein all stockholders would be entitled to vote in person or by proxy. In the notice of such a shareholder’s meeting and proxy statement, the Company will provide stockholders complete disclosure documentation concerning a potential acquisition of merger candidate, including financial information about the target and all material terms of the acquisition or merger transaction.

Stockholders of Record

As of November 1, 2018, there were approximately 34 stockholders of record of our common stock.

Preferred Stock

  Our authorized preferred stock consists of 20,000,000 shares of preferred stock, par value $0.001 per share. As of the date of this Form 8-K, no shares of preferred stock have been issued. Our Board of Directors has the authority, without any vote or action by the stockholders, to create one or more series of preferred stock up to the limit of our authorized but unissued shares of preferred stock and to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series and the relative participating, option or other special rights (if any), and any qualifications, preferences, limitations or restrictions pertaining to such series which may be fixed by the Board of Directors pursuant to a resolution or resolutions providing for the issuance of such series adopted by the Board of Directors. No series or designation of preferred stock has been made by our Board of Directors.

Warrants

We have issued Auctus Funds, LLC a Warrant to purchase 42,857 shares of the Company’s common stock exercisable at $3.50 per share.  The Warrant exercise price is subject to reduction based upon anti-dilution and other provisions. The Warrant is exercisable for a period of five years. The Warrant Shares are subject to certain registration rights

Options

We currently have no outstanding options or stock awards.

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We plan to adopt an Equity Plan that will allows us to issue and grant: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.  We anticipate that employees, Directors and Consultants will be eligible to receive awards under the Equity Plan.   The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of the Company upon whose judgment, initiative and efforts we will largely depend for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

Convertible Debt

Currently we have outstanding promissory notes that are  convertible into shares of our common stock. Information as to notes is as follows:

Name of Lender	Outstanding Loan Amount*	Conversion Price	Maturity Date of Note	Shares Issuable Upon Full Conversion *
Mark Scharmann Garrison Capital	$62,198 $23,324	$1.00 $1.00	On Demand On Demand	62,198 23,324

*

The outstanding loan amounts include outstanding principal of $55,000 and accrued interests of $30,522 as of November 8, 2018. The shares issuable upon conversion was calculated as of November 8, 2018 but will increase as additional interest accrues.

We also have outstanding a convertible promissory note further described in Item 2.01 of this Form 8-K.

Penny Stock Regulations

The ability of an individual shareholder to trade their shares in a particular state may be subject to various rules and regulations of that state. A number of states require that an issuer’s securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state. Presently, the Company has no plans to register its securities in any particular state. Further, most likely the Company’s shares will be subject to the provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the “penny stock” rule. Section 15(g) sets forth certain requirements for transactions in penny stocks and Rule 15g-9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

The SEC generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the SEC; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the issuer’s net tangible assets; or exempted from the definition by the SEC. If the Company’s shares are deemed to be a penny stock, trading in the shares will be subject to additional sales practice

                                                 28

requirements on broker- dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealers to trade and/or maintain a market in the Company’s Common stock and may affect the ability of stockholders to sell their shares

Dividends

We have not declared any cash dividends with respect to our common stock and do not intend to declare dividends in the foreseeable future.   There are no material restrictions limiting, or that are likely to limit, the Company’s ability to pay dividends on its common stock.

Securities authorized for issuance under equity compensation plans

Currently we have no equity compensation plans. We anticipate that we may adopt equity compensation plans in the future as our business operations grow and as we hire employees or in anticipation of hiring employees.

Purchase of Equity Securities by the Issuer and Affiliated Purchasers.

None.

Transfer Agent and Registrar

Currently New Horizon Transfer Inc, Suite 215-515 West Pender Street, Vancouver, B.C., V6B 6H5, Canada, serves as the transfer agent and registrar for our common stock.  Its telephone number is (604) 876-5526.  Its email is info@newhorizontransfer.com

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

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INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Private Corporation Law and our Articles of Incorporation allow us to indemnify our officers and directors from certain liabilities and our By-Laws state that we shall indemnify every present or former director or officer of ours or one of our subsidiaries (each an “Indemnitee”).

Our By-Laws provide for indemnification for liability, including expenses incurred in connection with a claim of liability arising from having been an officer or director of the Company for any action alleged to have been taken or omitted by any such person acting as an officer or director, not involving gross negligence or willful misconduct by such person.

Other than discussed above, none of our By-Laws, or Articles of Incorporation includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

We anticipate that as we increase the size of our Board of Directors, we will adopt a form of Indemnification Agreement for Board members and may attempt to obtain D and O insurance

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 24, 2018, the Company issued the $300,000 aggregate principal amount Auctus Note in a private placement pursuant to an exemption from the registration requirements of the Securities Act. The information provided in Item 2.01 is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

In connection with the acquisition of the Assets on September 28, 2018, which is described in Item 2.01, the Company issued 3,500,000 shares of its common stock (the “Shares”) as part of the purchase price for the Assets.  The issuance of the Shares was made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Shares are deemed to be restricted shares as defined in Rule 144 of the Securities Act.  The Shares do not carry registration rights.  The certificates representing the Shares bear an appropriate restrictive legend.

As a result of the issuance of the 3,500,000 Shares in the acquisition, there are currently 6,681,005 shares of the Company’s common stock issued and outstanding.

On September 24, 2018, we issued the $300,000 aggregate principal amount Auctus Note in a private placement pursuant to an exemption from the registration requirements of the Securities Act. The Auctus Note is convertible into shares of our common stock at the Conversion Price described above.  We also granted Auctus a Warrant to purchase shares of our common stock.  See Item 2.01 - Loan Transaction.

We anticipate that we will issue additional shares in the future in connection with (i) capital raising activities, (ii) to attract potential brand sellers or other potential partners in the beverage industry, and (iii) for compensation for employees and other service providers.

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Item 5.01

Changes in Control of the Registrant.

As a result of the acquisition of the Tequila Alebrijes brand, trademark and related assets we issued 3,500,000 shares of our common stock to Human Brands International, Inc. who now owns approximately 52% of our issued and outstanding common stock.  However, effective September 28, 2018, Human Brands International, Inc. granted a proxy for 300,000 of its shares of our common stock to our President Mark Scharmann.  The proxy is an Irrevocable Proxy Coupled with an Interest.  This Irrevocable Proxy terminates at the earlier of (i) two years from the date of the Irrevocable Proxy, or (ii) six months after that date on which there are 8,500,000 shares of the Company’s common stock issued and outstanding.   As a result of this grant of Irrevocable Proxy, Human Brands International, Inc. will not have voting control of Company.  Until additional shares of common stock are issued by the Company, or until the Irrevocable Proxy terminates, our President Mark Scharmann will have voting control of the Company. A copy of the Irrevocable Proxy is attached as an exhibit to this Form 8-K

As a result of the grant of the Irrevocable Proxy by Human Brands International, Inc., the voting rights of the Company’s common stock are currently owned by the following:

Person with Voting Rights	Number of Shares that may be Voted	Percentage of Total Shares Issued
Mark Scharmann	3,361,553	50.32%
Human Brands International, Inc.	3,200,000	47.90%
Other Shareholders	119,452	1.79%
Total Shares issued	6,681,005	100.00%

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 22, 2018, we changed our named from Sears Oil and Gas Corporation to Spirits Time International, Inc.   The name change was effected by the filing of Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada on October 22, 2018.  Our Articles of Incorporation were amended as a result of the approval of our Board of Directors and by the approval of our stockholders owning 6,561,553 shares of our common stock of the 6,681,005 shares issued and outstanding (98% approval).  Trading of our common stock under our new name commenced on October 29, 2018.

In addition to the change of the Company’s name, the Amended and Restated Articles of Incorporation were amended to:

•To increase the number of shares of common stock authorized from 100,000,000 to 140,000,000;

•To authorize a class of preferred stock consisting of 20,000,000 shares of $0.001 par value preferred stock issuable in such series and with such characteristics as determined appropriate by the Board of Directors;

• To add the following provisions:

•

Article V – Management Matters added

•

Article VI – Stockholder Action added

•

Article VII – Bylaw provision added

•

Article VIII – Board of Directors provision added

•

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Article IX- Transactions with Stockholders provision added

•

Article X – Limitation of Liability provision added

•

Article XI - Indemnification provision added

•

Article XII – Indemnification Provided in Bylaws provision added

•

Article XIII – Place of Meeting, Corporate Books provision added

•

Article XIV -  Amended to Articles of Incorporation provision added

•

Article XV -  Exclusive Forum provision added

A copy of the Amended and Restated Articles of Incorporation as filed in the State of Nevada are attached to the Form 8-K we filed October 31, 2018.

As a result of the change of our name a new CUSIP number was assigned to our common stock.  The new CUSIP number is 84861Y107.

Amended and Restated Bylaws.  Effective October 9, 2018, our Bylaws were Amended and Restated upon the approval of our Board of Directors.  A copy of the Amended and Restated Bylaws are attached to the Form 8-K we filed October 31, 2018.

Item 5.06

 Change in Shell Company Status

Prior to the acquisition of the Assets and the Loan transaction as described in Item 2.01 above and in the Form 8-K’s we filed on September 17, 2018 and September 28, 2018, we were a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act).  As a result of the Asset Acquisition and Loan, we have ceased to be a shell company. The information contained in this Report, together with the information contained in the Current Reports on Form 8-K, as filed with the SEC, constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act.

Item 9.01

Financial Statements and Exhibits

(a) Financial statements of businesses acquired. We did not acquire an operating business.  We acquired a certain trademark and other intellectual property rights that we anticipate will enable us to commence operating in the tequila beverage industry.  We did not hire any employees of Human Brands, we did not change our officers and directors, we did not change our business location as a result of the Asset Acquisition. We do not believe that any financial statements are required to be attached to this Form 8-K.

(b) Pro forma financial information. See Item 9(a).

(c) Exhibits

Exhibit
Number

Description

10.1

   Asset Purchase Agreement Dated September 13, 2018 between Sears Oil and Gas

                      Corporation and Human Brands International, Inc.  (1)

10.2   Securities Purchase Agreement dated September 24, 2018. (2)

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10.3

  Senior Secured Convertible Promissory Note, dated September 24, 2018, issued in favor of

                    Auctus Fund, LLC (2)

10.4

Warrant Agreement (2)

10.5

Registration Rights Agreement (2)

10.6

Security Agreement (2)

(1)

Filed as Exhibit 10.1 of Form 8-K filed September 17, 2018

(2)

Filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 of Form 8-K filed September 28, 2018

             99.1

Irrevocable Proxy (attached)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated:  November 9, 2018,

SPIRITS TIME INTERNATIONAL, INC.

 By: /s/ Mark A. Scharmann

Mark A. Scharmann, President

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